Exhibit 99.1


                   IN THE UNITED STATES BANKRUPTCY COURT
                    FOR THE NORTHERN DISTRICT OF GEORGIA
                             ATLANTA DIVISION


IN RE:                          )
BUILDERS TRANSPORT,             )
INCORPORATED, BUILDERS          )           CHAPTER 11
TRANSPORT, INC., CCG CORP.,     )
INC., BUILDERS TRANSPORT OF     )           CASE NO. 98-68798
TEXAS, INC., ALSTAFF, INC.,     )
APPLIED LOGISTIC SYSTEMS,       )
INC. and GRAND PRAIRIE LAND     )           (JOINTLY ADMINISTERED)
COMPANY,                        )
                                )           JUDGE MASSEY
         Debtors.               )


                    ORDER GRANTING DEBTORS' MOTION FOR

          THE APPOINTMENT OF A RESPONSLBLE PERSON FOR THE DEBTORS
        ----------------------------------------------------------

     Builders Transport, Inc., Builders Transport, Incorporated; CCG Corp.,

Inc.; Builders Transport of Texas, Inc.; Alstaff, Inc.; Applied Logistic

Systems, Inc. and Grand Prairie Land Company ("Debtors") having filed with the Court an Application for Appointment of a Responsible Person for the

Debtors pursuant to 11 U.S.C. 105 and Rule 9001; the Court having read and considered the Motion; and for good cause shown, it is hereby

     ORDERED that pursuant to 11 U.S.C.  105 and Rule 9001 the Court hereby appoints Michael Guthrie "Responsible Party" for the Debtors, subject to objections filed within ten (10) days, with authority to conduct the Debtors'

businesses and wind up the Debtors' affairs for the remainder of the Debtors'

Chapter 11 cases;

     ORDERED that the Debtors' counsel serve this Order on the attached distribution list in accordance with the Court's June 4, 1998 Order.











This 10th day of July, 1998.

                                    /s/James E. Massey
                                    ------------------------------------
                                    JAMES E. MASSEY
                                    UNITED STATES BANKRUPTCY JUDGE



Submitted By:

HOLLAND & KNIGHT LLP


/s/ Susan Edlein
--------------------------------

Donald L. Rickertsen
Georgia Bar No. 604550
James H. Rollins
Georgia Bar No. 604550
Susan E. Edlein
Georgia Bar No. 239615
1201 West Peachtree Street, N.E.
Suite 2000
Atlanta, Georgia 30309-3400
(404) 817-8500

Counsel to Builders Transport, Inc., et el.,
Debtors and Debtors in Possession























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